                                                                    EXHIBIT 23.4



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



    As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement of Tyco International Ltd. on Form S-4 (File No. 333-68745) of our report dated February 13, 1998 included in the AMP Incorporated Annual Report on Form 10-K for the year ended December 31, 1997, and to all references to our Firm included in this Registration Statement.



                                           ARTHUR ANDERSEN LLP



Philadelphia, Pennsylvania



January 26, 1999